Exhibit 99.1

Kaleyra Announces CEO Transition Plan and Significant Board Enhancements

Kaleyra Founder and CEO Dario Calogero to Transition to the Company’s Chief Strategy Officer Upon the Appointment of His Successor as CEO

Board Has Engaged Independent Executive Search Firm to Assist with the CEO Search Process

Appoints Two Accomplished Executives with Decades of Experience in Telecommunications and Software to the Board of Directors

NEW YORK, Dec. 12, 2022 /PRNewswire/ — Kaleyra, Inc. (NYSE: KLR) (NYSE American: KLR WS) (“Kaleyra” or the “Company”), an enterprise Communication Platform as a Service (CPaaS) business, today announced a CEO transition plan and significant enhancements to its Board of Directors (the “Board”) to reposition the Company for sustainable growth and value creation.

CEO Transition

Kaleyra has announced that Mr. Dario Calogero, its founder and Chief Executive Officer, has notified the Board of his intention to step down from his position as CEO of the Company after serving over 20 years in the role. The Board has retained a leading independent executive search firm to assist with the CEO search process. Mr. Calogero will continue his service to the Company as a director and will remain in his role as the Company’s CEO to support the leadership transition and ensure continuity and stability until the Board selects a new CEO. Upon the appointment of Mr. Calogero’s successor, Mr. Calogero will transition to the newly created role of Chief Strategy Officer, in which he will focus on organic and inorganic growth strategies for the Company.

Dr. Avi Katz, Chairman of Kaleyra’s Board, commented, “On behalf of the Board, I would like to thank Dario for his many years of service to the Company as CEO. Under his leadership, Kaleyra has grown from a small start-up to a leading global ‘Communications Platform as a Service’ (“CPaaS”) business with over 600 exceptional employees and 3,000 valued customers and business partners worldwide. Despite the current global economic uncertainty and challenging headwinds, the Board remains confident in the Company’s long-term fundamentals. With our recent investments in our partnership pipeline and our technology, the Company can thrive under new leadership. We look forward to a seamless transition and continuing to work with Dario as a member of the Board.”

Dario Calogero commented, “Two decades after building Kaleyra from a start-up to its current status as a global company, I believe that the timing is right to bring in additional leadership to guide Kaleyra through its next phase of growth. I am excited to be able to return more of my focus to the entrepreneurial spirit of the Company as Chief Strategy Officer, while strengthening the leadership team with new energy and ideas by relinquishing my role as CEO. I am extremely proud of the foundation we have built, with a global partner base and an omni-channel suite of powerful, secure and reliable tools to bridge the communication divide between brands and their customers. As a founder, director, Chief Strategy Officer and large shareholder, I look forward to Kaleyra’s bright future.”

Addition of Two New Independent Directors

Kaleyra also announced today that it has appointed Kathleen Miller and Karin-Joyce (“K.J.”) Tjon as directors to the Company’s Board of Directors, effective immediately. Upon the appointments of Ms. Miller and Ms. Tjon, the Board will consist of eight directors, all of whom, other than Mr. Calogero, will be independent.

“We are excited to welcome Kathy and K.J. to the Kaleyra Board of Directors,” said Dr. Katz. “Both Kathy and K.J. are accomplished executives with decades of experience leading dynamic, high-growth businesses through times of change and transformation. We believe their track records, driving improved sales and profitability, and their deep expertise in telecommunications, SaaS and software will be extremely valuable as we work to become the leading global CPaaS company. We look forward to working with our new directors to unlock and deliver enhanced value for our customers, partners, shareholders and other stakeholders.”

About Kathleen Miller

Kathleen Miller, 58, is an accomplished financial strategist with decades of leadership experience driving growth and profitability across public and private SaaS, FinTech and other technology companies. Prior to her retirement, Ms. Miller served as Chief Financial Officer of Nitro Software Ltd. (ASX: NTO), a high-growth SaaS-based workflow productivity company that she led through its initial public offering, from January 2019 to December 2020. Previously, Ms. Miller served as Chief Operating and Financial Officer of nCourt, LLC, a high-growth SaaS-based software and payment service provider, from March 2014 to September 2018. She also served as Chief Financial Officer of eSecuritel Holdings LLC, a leading provider of cell phone and wireless products insurance services, from 2009 to 2013. Earlier in her career, Ms. Miller served in senior financial roles at Movius Interactive Corporation, Witness Systems, Inc. (former Nasdaq: WITS) and MapInfo Corporation (former Nasdaq: MAPS). She began her career at Coopers & Lybrand LLP. Ms. Miller is an experienced public and private company director and currently serves on the boards of Tecsys, Inc. (TSX: TCS), a supply chain and complex distribution management system provider; IOU Financial, Inc. (TSXV: IOUFF), an online lender to small businesses; and TrueCommerce, Inc., a privately held supply chain and inventory management software company. Ms. Miller holds a B.S. in Accounting from Alfred University and an M.S. in Legal Studies from Fordham University.

About Karin-Joyce Tjon

Karin-Joyce Tjon, 60, has more than two decades of experience as a senior financial executive in the technology and telecommunications sectors. Most recently, Ms. Tjon served as Chief Financial Officer of Alorica, Inc., a fast-growing business process outsourcing (BPO) company, where she was responsible for all aspects of corporate finance, such as Accounting, Financial Planning & Analysis, Treasury, Regulatory filings, tax, procurement and Investor Relations, from July 2018 to May 2020. Prior to her role at Alorica, Ms. Tjon served as Chief Operating Officer and President of Scientific Games (Nasdaq: SGMS), a developer of technology-based products and content for the global gaming and lottery markets, from February to August 2017. Previously, she served as Chief Financial Officer at EPIQ Systems (former Nasdaq: EPIQ) (from July 2014 to October 2016) and Hawker Beechcraft (2011 to 2014). Ms. Tjon also spent over nine years at Alvarez & Marsal, a leading professional services firm specializing in business transformation and performance improvement, from 2002 to 2011. Ms. Tjon currently serves on the boards of Nubia Brand International Corp. (Nasdaq: NUBI), a blank check company focused on the wireless telecommunications sector, and Volcon, Inc. (Nasdaq: VLCN), a developer and manufacturer of electric off road powersport vehicles. Ms. Tjon holds a B.S. in Organizational Behavior and Management from Ohio University and an M.B.A. from Columbia University.

About Kaleyra

Kaleyra, Inc. (NYSE: KLR) (NYSE American: KLR WS) is a global group providing mobile communication services to financial institutions, e-commerce players, OTTs, software companies, logistic enablers, healthcare providers, retailers, and other large organizations worldwide. Through its proprietary platform and robust APIs, Kaleyra manages multi-channel integrated communication services, consisting of messaging, rich messaging and instant messaging, video, push notifications, e-mail, voice services, and chatbots. Kaleyra’s technology makes it possible to safely and securely manage billions of messages monthly with over 1,600 operator connections in 190+ countries, including all tier-1 US carriers. For more information, please visit www.kaleyra.com.

Forward-Looking Statements

Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements within the meaning of U.S. federal securities laws. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this press release are based on certain assumptions and analyses made by Kaleyra in light of its experience and perception of historical trends, current conditions and expected future developments and their potential effects on Kaleyra as well as other factors they believe are appropriate in the circumstances. There can be no assurance that future developments affecting Kaleyra will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the parties) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, including Kaleyra’s ability to recruit and retain a new CEO, the mix of services utilized by Kaleyra’s customers and such customers’ needs for these services, including any variability by geography, market acceptance of new service offerings, the ability of Kaleyra to expand what it does for existing customers as well as to add new customers, that Kaleyra will have sufficient capital to operate as anticipated, and the impact that the novel coronavirus and the illness, COVID-19, that it causes, as well as governmental responses to deal with the spread of this illness and the reopening of economies that have been closed as part of these responses, and the impact of other geopolitical and macroeconomic factors such as the war in Ukraine, may have on Kaleyra’s operations, the demand for Kaleyra’s products, global supply chains and economic activity in general. Should one or more of these risks or uncertainties materialize or should any of the assumptions being made prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Investor Contacts

Colin Gillis

Vice President of Investor Relations

colin.gillis@kaleyra.com

Shannon Devine or Mark Schwalenberg

MZ North America

203-741-8811

KLR@mzgroup.us